UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2025

MANULIFE PRIVATE CREDIT FUND

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01664	92-3968552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

197 Clarendon Street
Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 663-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Brian VanDelinder, the Chief Compliance Officer of the Manulife Private Credit Fund (the “Fund”), left the Manulife Financial organization effective August 1, 2025. Jason Pratt has been appointed by the Board of Trustees of the Fund to serve as the new interim Chief Compliance Officer. From October 12, 2023 to August 1, 2025, Mr. Pratt was the Deputy Chief Compliance Officer of the Fund. Prior to October 12, 2023, Mr. Pratt was the Chief Compliance Officer of the Fund. Below is further information regarding Mr. Pratt’s business experience during the past five years.

Mr. Pratt holds the position of interim Chief Compliance Officer for an indefinite term until his successor is duly appointed and qualified or until he dies, retires, resigns, is removed or becomes disqualified

Name (Birth Year)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Jason Pratt (1974)	Chief Compliance Officer (since August 1, 2025); Deputy Chief Compliance Officer (October 12, 2023 to August 1, 2025); Chief Compliance Officer (prior to October 12, 2023)	Global Chief Compliance Officer and Senior Managing Director, Manulife Investment Management Private Markets and Manulife General Account Investments, Manulife Financial Group (since 2023); Chief Compliance Officer, Manulife Investment Management Private Markets (US) LLC (since 2013); Vice President and Senior Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2019); Assistant Vice President and Senior Counsel, John Hancock Life Insurance Company (U.S.A.) (2011-2019); Chief Compliance Officer, John Hancock GA Mortgage Trust (2019-2023 and since August 1, 2025); and Chief Compliance Officer, John Hancock GA Senior Loan Trust (2020-2023 and since August 1, 2025).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2025	MANULIFE PRIVATE CREDIT FUND

	By:	/s/ Betsy Anne Seel
Name: Betsy Anne Seel
Title: Assistant Secretary